                                                                    EXHIBIT 10.1


                                     LEASE
                                     -----



                                  - between -



                                   LANDLORD
                                   --------

                          80 CARTER DRIVE ASSOCIATES



                                    - and -



                                    TENANT
                                    ------

                             JERI-JO KNITWEAR INC.
                          f/k/a JJ Acquisition Corp.



                             Dated: June 18, 1998



                          Premises: 80 Carter Drive
                                    Edison, New Jersey

          THIS LEASE (this "Lease") made and executed the 18th day of June, 1998
                            -----
between 80 CARTER DRIVE ASSOCIATES, a New Jersey general partnership having an address at 80 Carter Drive, Edison, New Jersey 08817 ("Landlord") and JERI-JO
                                                       --------
KNITWEAR INC., f/k/a JJ Acquisition Corp., a Delaware corporation having an address at 1407 Broadway, Room 2909, New York, New York 10018 ("Tenant").
                                                                ------


                             W I T N E S S E T H:
                             - - - - - - - - - -


                                   ARTICLE 1

                      DEMISED PREMISES; AND TERM OF LEASE
                      -----------------------------------

          Section 1.01  Landlord, in consideration of the premises and of the
          ------------
rents hereinafter reserved and of the covenants, agreements and conditions herein contained, to be kept and performed on the part of Tenant, hereby leases to Tenant and Tenant hereby hires from Landlord premises consisting of approximately 93, 149 square feet (the "Demised Premises") of a warehouse and
                                        ----------------
office building (the "Building") which is located on certain piece(s) or
                      --------
parcel(s) of land particularly described in Exhibit A annexed hereto and a part
                                            ---------
hereof (the "Land"), such Land, Building and the other structures and
             ----
improvements located on such Land being commonly known as 80 Carter Drive, situate, lying and being in the City of Edison, State of New Jersey (collectively, the "Property");
                    --------

          TO HAVE AND TO HOLD the Demised Premises unto Tenant, and, subject to the provisions hereof, Tenant's successors and permitted assigns, for a term commencing on June 18, 1998 and expiring on the 30th day of June, 2003, unless this Lease shall sooner terminate as hereinafter provided.

          Section 1.02  If Landlord shall be unable to give possession of the
          ------------
Demised Premises on the date of the commencement of the term hereof for any reason whatsoever, Landlord shall not be subject to any liability therefor, Tenant hereby expressly waiving the provisions of any law to the contrary. Under such circumstances, the rent reserved and covenanted to be paid as in this Lease provided, and the term hereof shall not commence until the possession of the Demised Premises is given or the Demised Premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term hereinbefore stated shall in any wise affect the validity of this Lease or the obligations of Tenant hereunder, nor shall same be construed in any wise to extend the term of this Lease.


                                   ARTICLE 2

                                     RENT
                                     ----

          Section 2.01  Tenant covenants and agrees to pay to Landlord, in such
          ------------
coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at Landlord's address specified in or furnished pursuant to Article 22 hereof, during the term specified in Section 1.01 a net rental computed at the annual rate of Three Hundred Ninety-five Thousand Eight Hundred Eighty-three and 25/100 ($395,883.25) Dollars per annum. Such annual rental (the "Rent") shall be in addition to all
                                            ----
other payments to be made by Tenant as hereinafter provided and shall be paid in equal monthly installments of Thirty-two Thousand Nine Hundred Ninety and 27/100 ($32,990.27) Dollars in advance on the first day of each calendar month during the term of this Lease, the Rent for the first month of the term being due and payable by Tenant to Landlord upon the execution and delivery of this Lease.

          Section 2.02  Tenant will pay the Rent without demand or notice and
          ------------
without abatement, deduction or set-off, except as may be required or permitted by this Lease, and will similarly pay, as additional rent, all other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay, and, in the event of any non-payment thereof, Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided herein or by law in the case of non-payment of the Rent.

          Section 2.03  Should Tenant fail to pay within ten (10) days of the
          ------------
date when due any installment of Rent, additional rent, or any other sum payable to Landlord under the terms of this Lease, then interest on such sum shall accrue from and after the date on which any such sum shall be due and payable, and such interest, shall be paid by Tenant to Landlord at the time of payment of the delinquent sum. If Tenant shall issue a check to Landlord which is returned unpaid for any reason, Tenant shall pay Landlord an additional charge of $50.00 for Landlord's expenses in connection therewith and thereafter all payments to Landlord herein shall be made by unendorsed certified or official bank checks.

          Section 2.04  Whenever this Lease refers to "interest", the same shall
          ------------
be computed at an annual rate equal to the "Prime Rate" (as hereinafter defined) plus four (4%) percent except where otherwise in this Lease a different rate is specifically set forth. If, however, payment of interest at any such rate by Tenant (or by the tenant then in possession having succeeded to the Tenant's interest in accordance with the terms of this Lease) should be unlawful, i.e., violative of any usury statutes or otherwise, then "interest" shall, as against such party, be computed at the maximum lawful rate payable by such party. "Prime
                                                                           -----
Rate" shall mean the base rate at the time in question quoted or announced by
----
Citibank, N.A. in New York, New York.


                                   ARTICLE 3

                                  IMPOSITIONS
                                  -----------

          Section 3.01  Tenant shall pay, before any fine, penalty, interest or
          ------------
cost may be added thereto or become due or be imposed by operation of law for the non-payment thereof, all real estate taxes and assessments, water and sewer rents, rates and charges, transit taxes, vault taxes, charges and fees, charges for public utilities, electricity, gas, oil and water, excises, levies, license and permit fees and other charges relating to (i) the Property or any part thereof or any appurtenances thereto or the sidewalk or streets in front of or adjoining the Property, or upon any personal property located in, on or used in connection with the Property (the "Reimbursable Impositions"), (ii) the rent,
                                   ------------------------
income or other payments received by Tenant or anyone claiming by, through or under Tenant, (iii) such franchise as may be appurtenant to the use of the Demised Premises, (iv) this transaction, or any document to which Tenant is a party creating or transferring an interest or estate in the Demised Premises; provided that Tenant shall not pay or be responsible for payments arising out of any mortgages or industrial revenue bonds affecting the Property or Landlord's income or franchise taxes (all such real estate taxes and assessments, water and sewer rents, rates and charges, vault taxes, charges and fees, charges for public utilities, electricity, gas, oil and water, excises, levies, license and permit fees and other charges, except as otherwise excluded in this Section, being herein referred to as "Impositions", and any of the same being herein
                             -----------
referred to as an "Imposition").
                   ----------

                                   ARTICLE 4

                                   SURRENDER
                                   ---------

          Section 4.01  Upon the expiration of the term of this Lease or upon
          ------------
the earlier termination of this Lease, Tenant shall peaceably surrender the Demised Premises, including all changes, additions and improvements constructed, erected, added or placed by Tenant thereon, unto the possession and use of Landlord without delay and, except for reasonable wear and tear and subject to the provisions of Article 15, in good order, condition and repair for premises of the type, class and character of the Demised Premises, broomclean, free and clear of all lettings and occupancies and free and clear of all liens and encumbrances other than those, if any, to which this Lease is now subject or which may hereafter be permitted by this Lease or created or consented to by Landlord.

          Section 4.02  Any work, alteration, addition or improvement made by
          ------------
Tenant shall, if Landlord so elects, be removed prior to the expiration or termination of this Lease and the Demised Premises shall be restored to the condition existing prior to the performance of such work, alteration, addition or improvement, and all damage to the Demised Premises caused by or resulting from such removal shall be repaired by Tenant. Where furnished by or at the expense of Tenant or any subtenant, furniture, trade fixtures and equipment (not constituting part of the Demised Premises) may be removed by Tenant or such subtenant at or prior to the termination of this Lease, provided, however, that Tenant shall with due diligence, and without expense to Landlord, cause the Building to be promptly restored to its condition prior to the installation and removal of such furniture, trade fixtures and equipment and cause any damage due to such removal to be promptly repaired.

          Section 4.03  Any personal property of Tenant or any subtenant which
          ------------
shall remain in the Demised Premises after the termination of this Lease and the removal of Tenant from the Demised Premises may, at the option of Landlord, be deemed to have been abandoned by Tenant or any such subtenant and either may be retained by Landlord as its property, stored by Landlord at Tenant's expense and risk, or be disposed of without accountability in such manner as Landlord may see fit.

          Section 4.04  Landlord shall not be responsible for any loss or damage
          ------------
occurring to any property owned by Tenant or any subtenant, except where arising out of Landlord's gross negligence or willful misconduct.

          Section 4.05  The provisions of this Article 4 shall survive the
          ------------
expiration of this Lease.


                                   ARTICLE 5

                                   INSURANCE
                                   ---------

          Section 5.01  Tenant, at its sole cost and expense, shall maintain:
          ------------

               (a) comprehensive general public liability insurance continuously in effect against claims for bodily injury, death or property damage, occurring on, in or about the Property, including, without limitation, the parking areas, if any, and any vehicles operated or parked thereon or the elevators or any escalator therein, and on, in or about the adjoining streets, property and passageways, such insurance to afford minimum protection, during the term of this Lease, in single limit of not less than $10,000,000 in respect of bodily injury or death to any one person and of not less than $10,000,000 in any one accident, and of not less than $2,000,000 for property damage.

               (b) comprehensive casualty and hazard insurance continuously (including during any period or periods of time that the Building or any structures or improvements located on the Land are in the process of construction) in effect on a one hundred percent (100%) replacement cost basis (without deduction for physical depreciation) against all risk perils, including, but not limited to, insurance (with extended coverage endorsement) against (i) loss or damage by fire, windstorm, hail, explosion, malicious mischief, riot, riot attending a strike, civil commotion, aircraft, vehicle, smoke, sprinkler leakage and vandalism, (ii) war risks as, when and to the extent such insurance is obtainable from the United States of America or an agency thereof, (iii) loss by flood if the Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as now or hereafter amended, (iv) such other risk perils customarily insured against and reasonably requested by Landlord, and (v) such other risk perils required to be insured against by the holder of any mortgage on the Property ("Casualty and Hazard Insurance").
                  -----------------------------

          Section 5.02  Tenant may effect for its own account any insurance not
          ------------
required under the provisions of this Lease, provided same does not directly or indirectly result in a diminution of the insurance coverage required to be furnished to Landlord. Tenant shall promptly notify Landlord of the issuance of any such insurance and of the details thereof.

          Section 5.03  All insurance provided for in this Article shall be
          ------------
effected under standard form valid and enforceable policies issued by insurers of recognized responsibility, which are well rated by a national rating organization, and are licensed to do business in the State of New Jersey and approved by Landlord, which approval shall not be unreasonably withheld. Upon the execution of this Lease, and thereafter not less than thirty (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article, originals or copies of the policies, or certificates of the insurers satisfactory to Landlord, bearing notations evidencing the payment of premiums, or accompanied by other evidence of such payment satisfactory to Landlord, shall be delivered by Tenant to Landlord.

          Section 5.04  All policies of insurance provided for in Section 5.01
          ------------
hereof shall name Landlord, Tenant and Creative Retailers, Inc. as parties insured, and shall also name the holders of all fee mortgages as parties insured. Each such policy shall contain (if obtainable) a provision that no act or omission of Tenant or Creative Retailers, Inc. shall affect or limit the obligation of the insurance company so to pay the amount of any loss sustained and an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days' prior written notice to Landlord and the holder of each fee mortgage.

          Tenant shall deliver to Landlord, or as Landlord may direct (subject to the provisions of any fee mortgage), the original or a certified copy of each such policy.


                                   ARTICLE 6

                LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS
                ----------------------------------------------

          Section 6.01  If Tenant shall at any time fail to pay any Imposition
          ------------
in accordance with the provisions of Article 3 hereof, or to pay for or maintain any of the insurance policies provided for in Article 5 hereof, or to make any other payment or perform any other act on its part to be made or performed hereunder, then Landlord, after five (5) days' notice to Tenant (or, in case of any emergency, on such notice, or without notice, as may be reasonable under the circumstances) and without waiving, or releasing Tenant from, any obligation of Tenant hereunder, may (but shall not be required to):

               (a) pay any Imposition payable by Tenant pursuant to the provisions of Article 3 hereof, or

               (b) pay for and maintain any of the insurance policies provided for in Article 5 hereof, or

               (c) make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided,

and may enter upon the Demised Premises for the purpose and take all such action thereon as may be necessary therefor.

          Section 6.02  All sums so paid by Landlord and all costs and expenses
          ------------
incurred by Landlord in connection with the performance of any such act, together with interest thereon from the respective dates of Landlord's making of each such payment or incurring of each such cost and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.


                                   ARTICLE 7

                    REPAIR AND MAINTENANCE OF THE PROPERTY
                    --------------------------------------

          Section 7.01  (a)   Except as hereinafter provided in this subsection
          ------------
and subsection (b) of this Section 7.01, Tenant shall, at all times during the term of this Lease, and at its own cost and expense, put, keep, replace, rebuild and maintain in repair and in a neat, good and safe order and condition, free of vermin, the Building, any other structures and improvements located on the Land, parking areas, driveways, sidewalks, loading docks, landscaping, shrubbery and plantings on the Property at the commencement of the term and thereafter erected on the Property, or forming part thereof, and their full systems (including, without limitation, electrical, plumbing, mechanical and HVAC systems), equipment, fixtures and appurtenances, both inside and outside, extraordinary and ordinary, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury. Tenant shall not be responsible for the repair and maintenance of the interior faces of the walls, floor or ceiling of Creative Retailers, Inc.'s space in the Building or any of its trade fixtures in such space, except where any such repair or maintenance relates to any change, alteration, work or improvement performed by Tenant pursuant to the preceding sentence, or is necessitated by the acts, negligence or failure to act of Tenant, its contractors, employees, agents, servants, invitees or licensees, in which case such repairs and maintenance shall be done by Tenant, at Tenant's cost and expense. Tenant shall also, at its sole cost and expense, put, keep, replace and maintain in thorough repair and in a neat, good and safe order and condition, and free from dirt, snow, ice, rubbish and other obstructions or encumbrances, the sidewalks, areas, fuel chutes, sidewalk hoists, railings, gutters and curbs in front of and adjacent to the Property, water and sewer connections, gas pipes, wires or conduits for electricity and the like, and retaining walls and fences, if any.

          (b) Landlord agrees that it will make all roof repairs, all repairs to the load bearing walls and beams and all repairs to the foundation to the Building and any other structures and improvements located on the Land (herein collectively referred to as "Structural Repairs"). Anything in the preceding
                             ------------------
sentence to the contrary notwithstanding, where any Structural Repair relates to any change, alteration, work or improvement performed by Tenant, or is necessitated by the act or negligence of Tenant, its contractors, employees, agents, servants, invitees or licensees, such repair shall be made by Tenant, at Tenant's cost and expense. Landlord shall not be required to furnish to Tenant any facilities or services of any kind whatsoever during the term of this Lease, such as, but not limited to, water, steam, heat, gas, hot water, electricity, light and power, and Tenant covenants to provide and pay for same for itself and, subject to the terms and conditions of Section 32.01 and to the extent consistent with Creative Retailers, Inc.'s current use of such services, to Creative Retailers, Inc. (including wages of employees engaged in the operation and maintenance of the Property).

          (c) Except as may be specifically provided in this Lease to the contrary, Landlord shall in no event be required to make any alterations, rebuildings, replacements, changes, additions, improvements or repairs during the term of this Lease.


                                   ARTICLE 8

                    COMPLIANCE WITH LAWS, ORDINANCES, ETC.
                    --------------------------------------

          Section 8.01  Tenant shall not use or occupy or permit the Demised
          ------------
Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Demised Premises, or make void or voidable any insurance then in force with respect thereto, or which may make it difficult or impossible to obtain fire or other insurance thereon required to be furnished by Tenant hereunder, or as will cause or be apt to cause structural injury to the buildings or any part thereof, or as will constitute a public or private nuisance. Except with respect to or arising out of Creative Retailers, Inc.'s tenancy and operations at the Property, during the term of this Lease, Tenant, at its sole cost and expense, shall promptly comply with all present and future laws, environmental statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, any insurance underwriting board or insurance inspection bureau, and of all insurance carriers in respect of the Property, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Property or any part thereof and the sidewalks, curbs, streets and roads adjoining the Property or to the use or manner of use of the Demised Premises or the owners, tenants or occupants thereof, even though such law, ordinance, rule, order, regulation or requirement shall necessitate structural changes, repairs or improvements, or the use or application of portions of the Demised Premises for compliance therewith, or the removal of hazardous waste or other materials on, under or adjacent to the Property due to the action or inaction of Tenant, or its employees, agents or contractors, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets adjacent to the Property, or onto or over other property contiguous or adjacent thereto, and even though compliance with the provisions of this Section 8.01 may interfere with the use and enjoyment of the Demised Premises. Notwithstanding the foregoing, any Structural Repairs which are not required as a result of the manner of use of the Demised Premises, shall be Landlord's obligation to perform and comply with. Tenant shall protect, hold harmless and indemnify Landlord of and from all fines, penalties, claims for damages of every kind and nature, including, but not limited to clean up costs, arising out of any failure to comply with any such law, ordinance, order, rule, regulation or requirement, the intention of the parties being with respect thereto that, except as hereinafter specifically provided, Tenant during the term of this Lease shall discharge and perform all the obligations of Landlord, as well as all the obligations of Tenant, arising as aforesaid, and save harmless Landlord therefrom, so that at all times the rental of the Demised Premises shall be net to Landlord without deduction or expenses on account of any such law, ordinance, rule, order, regulation or requirement, whatever it may be.

          Section 8.02  Tenant shall have the right to contest by appropriate
          ------------
proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in Section 8.01 hereof. If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Property or the Demised Premises or Tenant's leasehold interest in the Demised Premises and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith and without violating the provisions of any fee mortgage, Tenant may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless, with the prior consent of Landlord, may contest and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability and Tenant (i) furnishes to Landlord security, satisfactory to Landlord, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.

          Landlord shall not be required to join in any proceeding referred to in this Section unless the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceeding be brought by and/or in the name of Landlord, in which event Landlord shall join in such proceeding or permit the same to be brought in its name, but Tenant shall reimburse

Landlord for any reasonable out-of-pocket expense incurred by Landlord in connection therewith (including reasonable attorneys' fees).


                                   ARTICLE 9

                            CHANGES AND ALTERATIONS
                            -----------------------

          Section 9.01  Except as hereinafter provided, Tenant shall not,
          ------------
without Landlord's prior written consent, make any changes, alterations, improvements or additions to the Demised Premises or any portion thereof. Provided that there shall not then exist any Event of Default (as hereinafter defined) hereunder, Tenant shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, interior, non-structural changes and alterations in or to the Demised Premises, subject, however, in all cases to the following (except to the extent that compliance with the following would prevent or interfere with the performance of Tenant's obligations under Section 8.01 hereof):

               (a) no change or alteration of any kind shall be made which would tend to reduce or impair the value, rental, rental value, gross sales, rentability, structural strength or usefulness of the Property or any part thereof (any dispute in connection therewith to be determined by arbitration);

               (b) no change or alteration of any kind shall be made which would give to any owner, lessee or occupant of any other property or to any other person or corporation any easement, right-of-way or any other right over the Property or any part thereof;

               (c) no change or alteration affecting the roof of the Building or any portion thereof, shall be made without Landlord's prior written consent;

               (d) no change or alteration involving an estimated cost of more than $25,000 shall be made without the prior consent of Landlord and the prior consent of any mortgagee of the fee interest in the Property, if any, if required by the applicable mortgage;

               (e) no change or alteration affecting the roof of the Building, or any portion thereof, shall be performed by any person or entity (a "Contractor") unless said Contractor shall have been first approved by Landlord
 ----------
in writing and the contract pursuant to which said Contractor is to perform such work shall have first been approved by Landlord in writing;

               (f) no change or alteration shall be undertaken until, to the extent required by applicable laws, rules, ordinances or regulations, all plans and specifications shall be filed with and approved by all municipal departments and governmental subdivisions having jurisdiction and Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction and Landlord shall join in the application for such permits or authorizations whenever such joinder is necessary, but without any liability or expense to Landlord;

               (g) any change or alteration involving in the aggregate an estimated cost of more than $25,000 shall be conducted under the supervision of an architect or engineer selected and paid for by Tenant and approved in writing by Landlord, and no such change or alteration shall be made except in accordance with detailed plans and specifications and cost estimates prepared and approved by such architect or engineer and by Landlord;

               (h) any change or alteration shall be made promptly and in good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body hereafter exercising functions similar to those of any of the foregoing, and the consent of the holder of each fee mortgage shall be obtained if required under the terms of any such mortgage;

               (i) before the commencement of any work Tenant shall (i) pay the increase in any insurance premiums caused by the work and worker's compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Property, and (ii) in the case of any change, alteration, demolition or reconstruction having an estimated cost of $25,000 or more, purchase builder's risk insurance, which shall be maintained or caused to be maintained by Tenant at Tenant's sole cost and expense at all times when any work is in progress in connection with any such change, alteration, demolition or reconstruction and all such insurance shall be in a company or companies of recognized responsibility approved by Landlord and shall meet the requirements of Article 5 hereof, and all policies or certificates therefor issued by the respective insurers, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment, shall be delivered to Landlord;

               (j) if the estimated cost of any such change or alteration shall be in excess of $50,000, Tenant, before commencing any work, at Tenant's sole cost and expense, shall furnish to Landlord a surety company performance and payment bond, issued by a surety company acceptable to Landlord, in an amount at least equal to the estimated cost of such change, alteration, demolition and reconstruction, guaranteeing the completion thereof within a reasonable time, free and clear of all liens, encumbrances, chattel mortgages, security agreements, financing statements, conditional bills of sale and other charges, and in accordance with the plans and specifications approved by Landlord or, in lieu of such performance and payment bond, other security satisfactory to Landlord;

               (k) if the estimated cost of such a change or alteration shall be in excess of $25,000, Tenant shall pay to Landlord the reasonable fees and expenses of any architect or engineer selected by Landlord to review the plans and specifications and inspect the work on behalf of Landlord;

               (l) the Property shall at all times be free of liens, encumbrances, chattel mortgages, security agreements, financing statements and conditional bills of sale, for labor and materials supplied to the Property; and

               (m) all work shall be done in accordance with the provisions of any mortgage on the fee interest in the Property to the extent provided by Landlord to Tenant.

          In no event shall Tenant be entitled to any abatement, allowance, reduction or suspension of the Rent, Impositions, additional rent and other charges by reason of such changes or alterations, nor shall Tenant be released of or from any other obligations imposed upon Tenant under this Lease.

          Section 9.02  The floor area of the Building as changed or altered
          ------------
shall be equal to or greater than the floor area of the Building immediately prior to such change or alteration, and such Building shall be located on the Land only and shall constitute an independent building having a value of not less than the Building theretofore located on the Property. Any dispute under this Section shall be determined by arbitration.

          Title to such Building as changed or altered, together with associated fixtures and personal property, shall immediately upon affixation vest in Landlord, without payment therefor by Landlord, subject to Tenant's rights under this Lease.


                                  ARTICLE 10

                              DISCHARGE OF LIENS
                              ------------------

          Section 10.01  Tenant will not create or permit to be created or to
          -------------
remain, and will discharge, any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's or materialman's lien or any conditional sale, title retention agreement, chattel mortgage, security agreement, financing statement, or otherwise) which might be or become a lien, encumbrance or charge upon the Property or any part thereof or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Property or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Property or any part hereof, might be impaired; provided that any mechanic's or materialman's lien may be discharged in accordance with Section 10.02 hereof. The provisions of this
Section 10.01 shall not apply to liens, encumbrances or charges created by Landlord, Creative Retailers, Inc. or any other tenant (other than subtenants, if any, of Tenant) at the Property or any of their respective employees, agents or contractors.

          Section 10.02  If any mechanic's or materialman's lien which is the
          -------------
responsibility of Tenant hereunder shall at any time be filed against the Property or any part thereof, Tenant, within twenty (20) days after notice or knowledge of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon from the respective dates of Landlord's making of the payment or incurring of the cost and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. The provisions of this Section shall not apply to liens, encumbrances or charges created by Landlord or Creative Retailers, Inc. or any other tenant at the Property, or any of their respective agents or contract vendors.

          Section 10.03  Nothing in this Lease contained shall be deemed or
          -------------
construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Property or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Property or any part thereof.


                                  ARTICLE 11

                                USE OF PREMISES
                                ---------------

          Section 11.01  Tenant shall use the Demised Premises solely for
          -------------
general warehouse, office and retail uses, and uses incidental and related thereto, each in connection with Tenant's design, importing, marketing, merchandising, distribution and sale of women's apparel and accessories, to the extent permitted by law and the certificate of occupancy (a copy of which has been delivered by Landlord to Tenant) issued for the Property, and for no other purpose. Tenant shall not use or occupy, nor permit or suffer, the Demised Premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, nor for any business, use or purpose deemed by Landlord disreputable or extrahazardous, nor in such manner as to constitute a nuisance of any kind, nor for any purpose or in any way in violation of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations. Tenant shall immediately upon the discovery of any such unlawful, illegal, disreputable or extrahazardous use take all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any subtenants, occupants, or other persons guilty of such unlawful, illegal, disreputable or extrahazardous use. Tenant shall not have the right to place any advertising or signs on the outside of the Building or any where else on the Property, except inside the Demised Premises, without Landlord's prior written consent. Tenant, at the expiration of this Lease, shall remove such advertising or signs and shall repair any damage caused by such installation and removal.


                                  ARTICLE 12

                                   NO WASTE
                                   --------

          Section 12.01  Tenant shall not commit or suffer any waste to the
          -------------
Property or any part thereof.


                                  ARTICLE 13

                     ENTRY ON DEMISED PREMISES BY LANDLORD
                     -------------------------------------

          Section 13.01  Landlord and its authorized representatives shall have
          -------------
the right to enter the Demised Premises at all reasonable times on reasonable advance notice for the purpose of (a) inspecting the same and (b) making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make any such repairs or perform any such work or to commence the same within ten (10) days after written notice from Landlord or without notice in case of an emergency. Nothing herein contained shall create or imply any duty upon the part of Landlord to do any such work; and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

          Section 13.02  Landlord may, during the progress of any work in the
          -------------
Demised Premises, keep and store therein or elsewhere upon the Property all materials, tools, supplies and equipment made necessary by the performance of work pursuant to Section 13.01(b). Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant, or any subtenant or other occupant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations and liabilities of Tenant under this Lease shall not be affected or released thereby. In making any such repairs or performing any such work, Landlord shall proceed with a minimum of inconvenience to Tenant, any subtenant or other occupant, as is reasonable under the circumstances.

          Section 13.03  Landlord shall have the right to enter the Demised
          -------------
Premises at all reasonable times on reasonable advance notice for the purpose of showing the same to prospective purchasers and mortgagees thereof, and, at any time within one (1) year prior to the expiration of this Lease, for the purpose of showing the same to prospective tenants of all or any part of the Demised Premises.


                                  ARTICLE 14

                          INDEMNIFICATION OF LANDLORD
                          ---------------------------

          Section 14.01  Tenant will indemnify and save harmless Landlord
          -------------
against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following during the term of this Lease:

               (a) any work or thing done in, on or about the Property or any part thereof by or on behalf of Tenant;

               (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of (i) the Demised Premises or any part thereof, or (ii) any other portion of the Property or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto by or on behalf of Tenant;

               (c) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees, franchisees or invitees;

               (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto, except where arising out of the gross negligence or willful misconduct of Tenant, Creative Retailers, Inc. or either of their employees, agents or contractors;

               (e) any failure by Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with; or

               (f) any tax attributable to the execution, delivery or recording of this Lease or any modification hereof. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord will at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord.


                                  ARTICLE 15

                             DAMAGE OR DESTRUCTION
                             ---------------------

          Section 15.01  (a)  Tenant shall give prompt notice to Landlord in
          -------------
case of fire or other damage to the Demised Premises.

               (b) If (i) the Building or the Demised Premises shall be damaged to the extent of more than thirty-five (35%) percent of the cost of replacement thereof, or (ii) the net proceeds of the Casualty and Hazard Insurance recovered or recoverable (subject to the rights of the holders of any mortgage covering the Property) as a result of the damage described in subsection (i) preceding shall be insufficient to pay fully for the cost of replacement of the Building or the Demised Premises, or (iii) the Building or the Demised Premises shall be damaged as a result of a risk which is not covered by the Casualty and Hazard Insurance, or (iv) the Building or the Demised Premises shall be damaged to the extent of more than ten (10%) percent of the cost of replacement thereof, during the last year of the term or of any renewal term hereof, then in any such event, Landlord may terminate this Lease by notice given within ninety (90) days after such event and upon the date specified in such notice, which shall be not less than thirty (30) days nor more than sixty (60) days after the giving of said notice, this Lease shall terminate, and Tenant shall vacate and surrender the Demised Premises to Landlord. If the casualty, repairing, or rebuilding shall render the Demised Premises untenantable, in whole or in part, then, to the extent Landlord receives the proceeds of any rental income insurance carried by Tenant, a proportionate abatement of Rent shall be allowed from the date when the damage occurred until the earlier of (i) five (5) days after Landlord has substantially completed the work required to build and restore the Building or the Demised Premises, as set forth in Subsection (c) of this Article, or (ii) the date of termination by Landlord, in the event Landlord elects to terminate this Lease. Said proportion shall be computed on the basis of the ratio which the amount of floor space rendered untenantable bears to the total floor space of the Demised Premises.

               (c) If this Lease shall not be terminated as provided in Subsection (b) hereof, Landlord shall, at its expense, to the extent of insurance proceeds received by Landlord, repair or restore the Building or the Demised Premises with reasonable diligence and dispatch, to the condition obtaining immediately prior to the casualty except that Landlord shall not be required to repair or restore any of Tenant's leasehold improvements or betterments, property, machinery, fixtures, furniture, furnishing, decorations or any other installations made by Tenant. All insurance proceeds payable to Tenant shall be held in trust by Tenant and upon the completion by Landlord of repair or restoration, Tenant shall prepare the Demised Premises for occupancy by Tenant in the manner obtaining immediately prior to the damage or destruction in accordance with plans and specifications approved by Landlord. All work of restoration or repair by Tenant shall be subject to the provisions of Article 9.

               (d) If repair or restoration of the Building or the Demised Premises, as the case may be, by Landlord in accordance with the terms and conditions of Section 15.01(c) has not been completed within one hundred twenty
(120) days after the insurance proceeds have been made available to Landlord for such repair or restoration, Tenant, within thirty (30) days thereafter, may terminate this Lease by notice to Landlord and upon the date specified in such notice, which shall not be less than thirty (30) days nor more than sixty (60) days after the giving of such notice, this Lease shall terminate, and Tenant shall vacate and surrender the Demised Premises to Landlord; provided that if Landlord completes such repair or restoration prior to the termination date specified in such notice, such notice shall be null and void and this Lease shall not terminate.

          Section 15.02  Except as hereinabove specifically provided, no
          -------------
destruction of or damage to the entire Building or any part thereof by fire or any other casualty, or the untenantability of all or part of the Demised Premises, shall terminate or permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay the full Rent, Impositions and additional rent and other charges payable under this Lease (except to the extent that Rent, Impositions and additional rent shall be paid by the application thereto by Landlord of the proceeds of rent insurance), or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred to it by any law or statute to cancel or surrender this Lease or to quit or surrender the Demised Premises or any part thereof, or to any suspension, diminution, abatement or reduction of rent, on account of any such destruction or damage.


                                  ARTICLE 16

                                 CONDEMNATION
                                 ------------

          Section 16.01  (a)  If twenty-five (25%) percent or more of the floor
          -------------
space of the Building shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, either party may elect, by giving notice to the other, not more than sixty (60) days after the date on which title shall vest in such authority, to terminate this Lease and, in either such event, the term of this Lease shall cease and terminate, the entire award shall be the property of Landlord and Tenant hereby assigns to Landlord all its rights, title and interest in and to any such award. Tenant shall, however, be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for moving expense, fixtures and other equipment installed by it but only if such awards shall be made by the condemnation court in addition to the award made by it for the Land and the Building or part thereof so taken.

          The Rent, in the case of any taking or condemnation, shall be apportioned as of the date of vesting of title and, if the term of this Lease shall not have ceased and have been terminated as of said date, Tenant shall be entitled to a pro rata reduction in the Rent payable hereunder based on the proportion which the floor space of the Demises Premises space taken bears to the entire floor space of the Demised Premises immediately prior to such taking.

               (b) If this Lease is not terminated pursuant to the provisions of this Section, Landlord shall, at its expense, but only to the extent of an equitable proportion of the net award or other compensation received by Landlord (after deducting legal and all other fees in connection with obtaining said award) for the portion taken or conveyed, of the Demised Premises (excluding award for Land) make such repairs or alterations as are in Landlord's reasonable judgment necessary to constitute the Demised Premises a complete architectural and tenantable unit.


                                  ARTICLE 17

                   SUBORDINATION: COMPLIANCE WITH MORTGAGES
                   ----------------------------------------

          Section 17.01  This Lease and all rights of Tenant hereunder shall be
          -------------
subject and subordinate to the lien of any and all mortgages which may now or hereafter affect the Property, or any part thereof, and any consolidation, modification, renewal, replacement or extension of any such mortgages. Upon request by Tenant, Landlord shall use reasonable efforts to have the holder of any such mortgage enter into a non-disturbance and attornment agreement with Tenant.

          Section 17.02  Tenant covenants and agrees that it will duly and
          -------------
punctually observe, perform and comply with all of the terms, covenants and conditions of all fee mortgages (excluding, however, the payment of principal and interest thereunder, and the observance, performance or compliance with any term, covenant or condition that materially and adversely effects Tenant's financial, maintenance or other obligations under this Lease), including, without limitation, assisting Landlord in complying with any covenants thereunder or under any document, agreement or instrument executed or delivered in connection with any such fee mortgages, and Tenant further covenants that it will not, directly or indirectly, do any act or suffer or permit any condition or thing to occur which would or might constitute a default under any fee mortgage.

          Section 17.03  The provisions of Section 17.01 shall be self-
          -------------
operative, but Tenant shall upon demand at any time or times execute, acknowledge and deliver to Landlord, without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the lien of any such mortgage or mortgages and each such renewal, modification, consolidation, replacement and extension, and, if Tenant shall fail at any time to execute, acknowledge and deliver any such subordination instrument, Landlord, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge and deliver the same as the attorney-in-fact of Tenant and in Tenant's name, place and stead, and Tenant hereby irrevocably makes, constitutes and appoints Landlord, it successors and assigns, such attorney-in-fact for that purpose.


                                  ARTICLE 18

           ASSIGNMENTS, SUBLEASES AND TRANSFERS OF TENANT'S INTEREST
           ---------------------------------------------------------

          Section 18.01  (a) Tenant, for itself, its successors and assigns,
          -------------
expressly covenants that it shall not assign, mortgage or encumber this Lease, voluntarily or involuntarily, by operation of law or otherwise, nor sublet or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance.

          If the sale, assignment, transfer or other disposition of any of the issued and outstanding capital stock of Tenant (or of any successor or assignee of Tenant which is a corporation), or of the interest of any general partner in a partnership owning the leasehold estate created hereby, or of the interest of any member of a limited liability company owning the leasehold estate created hereby, or of the interest of any member of a joint venture, syndicate or other group which may collectively own such leasehold estate, shall result in changing the control of Tenant or such other corporation or such partnership, joint venture, syndicate or other group, such sale, assignment, transfer or other disposition shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Lease with respect to assignments. For the purposes of this Section 18.01, "control" of any
                                                         -------
corporation shall be deemed to have changed if any person or group of persons purchases or otherwise succeeds to more than fifty (50%) percent of the voting power for the election of the Board of Directors of such corporation and "control" of a partnership, limited liability company, joint venture, syndicate
 -------
or other group shall be deemed to have changed if any person or group of persons purchases or otherwise succeeds to more than fifty (50%) percent of the general partners', members' or other active interest in such partnership, limited liability company, joint venture, syndicate or other group.

          If Tenant violates the provisions of this Section, Landlord may accept from any assignee, sublessee or any one who claims a right to the interest of Tenant under this Lease, or who occupies any part(s) or the whole of the Demised Premises, the payment of rent and/or the performance of any of the other obligations of Tenant under this Lease, but such acceptance shall not be deemed to be a waiver by Landlord of the breach by Tenant of the provisions of this Section, nor a recognition by Landlord that any such assignee, sublessee, claimant or occupant has succeeded to the rights of Tenant hereunder, nor a release by Landlord of Tenant from further performance by Tenant of the covenants on Tenant's part to be performed under this Lease; provided, however, that the net amount of rent collected from any such assignee, sublessee, claimant or occupant shall be applied by Landlord to the Rent, Impositions and additional rent to be paid hereunder. If this Lease be assigned or transferred in any manner whatsoever, such assignment or transfer shall be upon and subject to all of the covenants, provisions and conditions contained in this Lease and, notwithstanding any consent by Landlord to any such assignment or transfer or any subletting by Tenant, Tenant shall continue to be and remain liable thereunder. Any consent by Landlord to any such assignment, transfer, subletting or other matter or thing contained in this Article shall not in any wise be construed to relieve Tenant from obtaining the prior consent of Landlord to any other or further such assignment, transfer, subletting, matter or thing.

               (b) Tenant may request Landlord's consent to the subletting of the entire Demised Premises, provided that any sublease is subject to the provisions of this Lease and the sublessee assumes the performance of all of Tenant's obligations under this Lease. Tenant shall submit in writing to Landlord, at the time it requests such consent:

                    (i)   the name and address of the proposed subtenant;

                    (ii) the terms and conditions of the proposed subletting, and a true, complete and accurate copy of any proposed agreement between Tenant and a prospective subtenant;

                    (iii) the nature and character of the business of the proposed subtenant; and

                    (iv) banking, financial and other credit information relating to the proposed subtenant, reasonably sufficient to enable Landlord to determine the proposed subtenant's financial responsibility.

               (c) If the nature and character of the business and the financial responsibility of the proposed subtenant be reasonably acceptable to Landlord, its consent to a proposed subletting of the entire Demised Premises shall not be unreasonably withheld, provided, however, that each of the following conditions are first complied with:

                    (i) Tenant shall be current with all Rent and additional rent due and owing under this Lease and Tenant shall not then be in default under this Lease;

                    (ii) the sublease agreement shall require the sublessee to perform all of Tenant's obligations under this Lease, shall prohibit any further subletting by the sublessee or assignment of the sublease, shall incorporate the language in paragraph (a) of this Section 18.01, and shall specifically prohibit the use of the Demised Premises for any purpose not permitted pursuant to the terms of this Lease;

                    (iii) that a duplicate, executed original of the instrument of sublease duly executed by the appropriate parties, shall be delivered to Landlord before the sublessee shall be let into possession of the Demised Premises;

                    (iv) Tenant shall pay any reasonable expenses, including, but not limited to, reasonable attorney's fees incurred in connection with the review and/or preparation and/or execution of any documents submitted to Landlord relating to the proposed subletting.

               (d) Each of the foregoing provisions and conditions shall apply to each and every subletting. A subletting as above provided, shall not discharge or release from liability hereunder Tenant or any other person, firm or corporation which shall have previously assumed Tenant's obligations hereunder, such liability to remain and continue for the balance of the term with the same force and effect as though no subletting had been affected.

               (e)  Notwithstanding the foregoing terms and conditions of this
Section 18.01, provided Tenant is not in default under any of the terms, conditions or covenants of this Lease, and provided Norton McNaughton, Inc. remains the Guarantor under this Lease, Landlord's consent shall not be required to (i) the assignment of this Lease or the subletting of the entire Demised Premises to any parent corporation wholly-owning Tenant or any wholly-owned subsidiary of Tenant, provided, however, that in the event such parent or subsidiary shall at any time after the date of such assignment or subletting no longer be a parent or subsidiary of Tenant, then such event shall constitute an assignment and shall be subject to the consent of Landlord and the foregoing provisions of this Section 18.01; (ii) the assignment of this Lease or the subletting of the entire Demised Premises to a purchaser of all or substantially all of the assets of Tenant (and Tenant's parent company, if any); (iii) the transfer of this Lease to the new or surviving corporation in the event of the merger or consolidation of Tenant (and Tenant's parent company, if any); or (iv) the assignment of this Lease by operation of law due to the sale of all or substantially all of all of the classes of stock of Tenant in connection with the sale of Tenant's business; provided that in the case of (ii) or (iii) above, the assignee shall have a certified (by a Certified Public Accountant reasonably approved by Landlord) net worth equal to or greater than Tenant (and Tenant's parent company, if any) as of the date of this Lease, or at the time of the proposed assignment, whichever is greater, and provided further that in the case of (i), (ii) or (iii) above: (A) Tenant shall remain liable for the performance of all of the terms, covenants and conditions of this Lease on the part of Tenant to be performed and observed; (B) the assignee shall assume in writing the performance of all of the terms, covenants and conditions of this Lease on the part of Tenant to be performed and observed; (C) the assignee shall continue to operate the Demised Premises in accordance with the permitted uses described in Article 11; (D) a copy of the assignment and assumption agreement or sublease shall be delivered to Landlord no later than thirty (30) days prior to the proposed effective date of such documents, (E) the sublease shall be in compliance with the terms and conditions in Section 18.01(c)(ii); and (F) a copy of the fully executed assignment and assumption agreement or sublease shall be delivered to Landlord no later than ten (10) days after the effective date of the same.

                                  ARTICLE 19

                  CONDITIONAL LIMITATIONS DEFAULT PROVISIONS
                  ------------------------------------------

          Section 19.01  If any one or more of the following events (herein
          -------------
sometimes called "Events of Default" or individually called an "Event of
                  -----------------                             --------
Default") shall happen:
-------

               (a) default shall be made in the due and punctual payment of any Rent, Impositions or additional rent payable under this Lease or any part thereof when and as the same shall become due and payable in accordance with the terms of this Lease; or

          (b) default shall be made by Tenant in the performance of or compliance with any of the covenants, agreements, terms or provisions contained in this Lease, other than those referred to in the foregoing subdivision (a), and such default shall continue for a period of ten (10) days after notice thereof from Landlord to Tenant, except that in connection with a default not susceptible of being cured with due diligence within ten (10) days, the time of Tenant within which to cure the same shall be extended for such time as may be necessary to cure the same with all due diligence, provided Tenant commences promptly and proceeds diligently to cure the same, and further provided that such period of time shall not be so extended as to subject Landlord to any civil or criminal liability or create a default under any fee mortgage; provided that for purposes of this subdivision (b) no default under any such mortgage shall be deemed to exist until five (5) days prior to the expiration of the period allowed by the holder of such mortgage for the curing thereof; or

          (c) the making by Tenant or any guarantor of this Lease ("Guarantor") of an assignment for the benefit of creditors, or its admitting in
  ---------
writing its inability to pay its debts as they mature, or if Tenant or any Guarantor shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any Guarantor or of all or any part of Tenant's or any Guarantor's property; or

          (d) if, within thirty (30) days after the commencement of any proceeding against Tenant or any Guarantor, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant or any Guarantor, or of all or any part of Tenant's or any Guarantor's property, without the consent or acquiescence of Tenant or said Guarantor, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises or any part thereof shall be taken or occupied or attempted to be taken or occupied; or

          (e)   if Tenant shall vacate or abandon the Demised Premises; or

          (f) if this Lease or the estate of Tenant hereunder shall be sublet, assigned or otherwise transferred to or shall devolve upon any other person, whether by operation of law or otherwise, except in a manner permitted under
Article 18 hereof;

          (g) if a default or breach shall occur in the payment or performance of any obligation of Norton McNaughton, Inc. or JJ Acquisition Corp. contained in or contemplated by any of the documents described in Exhibit B annexed hereto
                                                        ---------
and made a part hereof or any of the transactions described therein, and such default or breach is not cured within the grace period, if any, provided for therein;

then and in any such event Landlord at any time thereafter during the continuance of such Event of Default may give a five (5) day's notice of termination of this Lease in the manner required by Article 22 hereof (regardless of whether Landlord prior to the giving of such notice shall have accepted rent or any other payment, however designated, for the use and occupancy of the Demised Premises from or on behalf of Tenant or from any other person) to Tenant specifying such Event or Events of Default and stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice, which date shall be at least five (5) days after the giving of such notice. In the event such notice is given, this Lease and the term hereby demised and all rights of Tenant under this Lease shall expire and terminate upon the date specified in such notice with the same effect as if the date specified in such notice were the date set forth in this Lease for the expiration of the term hereby demised, but Tenant shall remain liable as provided in Section 19.03 hereof.

              Section 19.02   Upon any such expiration or termination of this
              -------------
Lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord, upon or at any time after any such expiration or termination, may, without further notice, enter upon and re-enter the Demised Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

              Section 19.03   No such expiration or termination of this Lease,
              -------------
including the re-entry of Landlord, shall relieve Tenant of its liability and obligations to pay the Rent, Impositions, insurance premiums and additional rent theretofore accrued or thereafter accruing, to the extent set forth in Section 19.11, and such liability and obligations shall survive any such expiration or termination.

              Section 19.04   Tenant hereby expressly waives, so far as
              -------------
permitted by law, the service of any notice of intention to reenter provided for in any statute, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption or reentry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of reentry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter," "reenter," "entry," or "reentry," as used in this Lease, are not restricted to their technical legal meaning.

              Section 19.05   No failure by Landlord to insist upon the strict
              -------------
performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

              Section 19.06   In the event of any breach or threatened breach by
              -------------
Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings and other remedies were not provided for in this Lease.

              Section 19.07   Tenant shall pay upon demand all reasonable costs,
              -------------
charges and expenses, including reasonable fees of counsel and others retained by Landlord, incurred by Landlord in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

              Section 19.08   The rights and remedies given to Landlord in this
              -------------
Lease are distinct, separate and cumulative, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others herein or by law or in equity provided and the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies. In particular, nothing in Section 19.01 hereof shall be deemed to require Landlord to give any notice therein provided for prior to the commencement of a summary proceeding for non-payment of Rent, Impositions or additional rent, it being intended that the notices therein provided for are for the purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and Tenant shall become a holdover tenant.

              Section 19.09   In all cases hereunder, and in any suit, action or
              -------------
proceeding of any kind between the parties, it shall be presumptive evidence of the fact of the existence of a charge being due, if Landlord shall produce a bill, notice or certificate of any public official entitled to give the same to the effect that such charge appears of record on the books in his office and has not been paid.

              Section 19.10   No receipt of monies by Landlord from Tenant,
              -------------
after the cancellation or termination hereof in any lawful manner, shall reinstate, continue or extend the term, or affect any notice theretofore given to Tenant or operate as a waiver of the right of Landlord to enforce the payment of Rent, Impositions and additional rent then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Demised Premises by proper suit, action, proceeding or other remedy; it being agreed that, after the service of notice to cancel or terminate as herein provided and the expiration of the time therein specified, after the commencement of any suit, action, proceeding or other remedy or after a final order or judgment for possession of the Demised Premises, Landlord may demand, receive and collect any monies due, or thereafter falling due, without in any manner affecting such notice, suit, action, proceeding, order or judgment; and any and all such monies so collected shall be deemed to be payments on account of the use and occupation of the Demised Premises, or at the election of Landlord, on account of Tenant's liability hereunder.

              Section 19.11   In the event of the expiration or termination of
              -------------
this Lease as provided in this Article 19 or by operation of law or issuance of a dispossessory warrant or otherwise, Tenant shall remain liable under this Lease for the payment of the Rent, Impositions and all additional rent and the observance and performance of all other covenants on its part to be performed; and Landlord shall have the right to alter, change or remodel the improvements on the Demised Premises and to divide and subdivide the same in any manner Landlord may determine and to lease or let the same, or portions thereof, or not to lease or let the same, for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals or avails of such letting, if any, first to the payment of Landlord's expenses in dispossessing Tenant and the costs or expenses of making such improvements in the Demised Premises as may be reasonably necessary in order to enable Landlord to relet the same, and then to the payment of any brokerage commissions or other expenses of Landlord in connection with such reletting; and the balance, if any, shall be applied by Landlord at least once a month, on account of the payments due or payable by Tenant hereunder, if any, with the right reserved to Landlord to bring such action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the term of this Lease for a final determination of Tenant's account, and the commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Section. Any balance remaining, however, after full payment and liquidation of Landlord's accounts for the remainder of the term of this Lease as aforesaid, shall be paid to Tenant with the right reserved to Landlord at any time, if it has not theretofore terminated this Lease, to give notice to Tenant of Landlord's election to cancel this Lease and discharge all the obligations thereunder of either party to the other, and the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at such time be owing, shall constitute a final and effective cancellation of this Lease and a discharge of the obligations thereof on the part of either party to the other. Tenant agrees to pay, in addition to the rent and other sums required to be paid hereunder, such additional sums as the court may adjudge reasonable as attorneys' fees in any successful suit or action instituted by Landlord to enforce the provisions of this Lease or the collections of the amounts due Landlord hereunder. Should any rent collected by Landlord be insufficient to fully pay to Landlord a sum equal to all Rent, Impositions and additional rent reserved herein and other charges payable hereunder for the remainder of the term herein originally demised, the balance or deficiency shall be paid by Tenant on the rent days herein specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing; and

Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from Tenant the amount thereof, or a sum equal to all such Rent, Impositions and additional rent and other charges payable hereunder, if there shall be no reletting, shall survive the issuance of any dispossessory warrant or other cancellation or termination hereof, and Landlord shall be entitled to retain any overplus; and Tenant hereby expressly waives any defense that might be predicated upon the issuance of such dispossessory warrant or other cancellation or termination hereof.

              Section 19.12   In any of the circumstances mentioned in Section
              -------------
19.11 in which Landlord shall have the right to hold Tenant liable upon the several rent days as therein provided, Landlord shall have the election, in place and instead of holding Tenant so liable, forthwith to recover against Tenant as damages for loss of the bargain and not as a penalty, in addition to any other damages becoming due, an aggregate sum which, at the time of the termination of this Lease or of the recovery of possession of the Demised Premises by Landlord, as the case may be, represents the then present worth of the excess (computed by discounting such excess at the simple rate of six (6%) percent per annum), if any, of the aggregate of the Rent, Impositions and additional rent and all other charges payable by Tenant hereunder that would have accrued for the balance of the term over the aggregate rental value of the Demised Premises (such rental value to be computed on the basis of a tenant paying not only a rent to Landlord for the use and occupation of the Demised Premises, but also such additional rent and other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term.

              Section 19.13   Suit or suits for the recovery of the deficiency
              -------------
or damages referred to in Sections 19.11 and 19.12, or for any installment or installments of Rent, Impositions and additional rent hereunder, or for a sum equal to any such installment or installments may be brought by Landlord, from time to time at Landlord's election, and nothing in this Lease contained shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired by limitation had there been no such default by Tenant or no such cancellation or termination.

              Section 19.14   If this Lease shall be cancelled and terminated as
              -------------
provided in Section 19.01, or if there shall be any breach of this Lease referred to in paragraphs (c) or (d) of said Section 19.01, Tenant covenants and agrees, any other covenant in this Lease to the contrary notwithstanding:

                    (a) that the Demised Premises shall be then in the same condition as that in which Tenant has agreed to surrender them to Landlord at the expiration of the term hereof;

                    (b) that Tenant, on or before the occurrence of any such event, shall perform any covenant contained in this Lease for the making of any, repair, corrective change, improvement, alteration or betterment to the Property, or for restoring any part thereof; and

                    (c) that, for the breach of any covenant above stated in this Section, Landlord shall be entitled ipso facto without notice or without
                                         ---- -----
action by Landlord to recover and Tenant shall pay as and for liquidated damages therefor the then cost for performing such covenant.

              Each and every covenant contained in this Section 19.14 shall be deemed separate and independent and not dependent upon other provisions of this Lease, and the performance of any such covenant shall not be considered to be rent or other payment for the use of the Demised Premises. The damages for failure to perform the same shall be deemed in addition to and separate and independent of the damages accruing by reason of the breach of any other covenant contained in this Lease.

              Section 19.15   Nothing in this Article 19 contained shall limit
              -------------
or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than Tenant's default or the right of Landlord to take such action as may be otherwise permissible hereunder in the case of such default.


                                  ARTICLE 20

                                  STATEMENTS
                                  ----------

              Section 20.01   At any time and from time to time, Landlord, on at
              -------------
least ten (10) days' prior request by Tenant, and Tenant, on at least ten (10) days' prior request by Landlord, will deliver, without charge, to the party making such request, addressed to that party or to any proposed mortgagee or purchaser from Landlord (as Landlord may designate), a duly executed and acknowledged statement certifying that this Lease is unmodified and in full force and effect (or, if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the Rent and other charges have been paid and stating whether or not, to the best knowledge of the party executing such certificate, the party requesting such statement is in default in performance of any covenant, agreement or condition contained in this Lease or whether any offsets, counterclaims or defenses exist and, if so, specifying each such default, offset, counterclaim or defense of which the executing party may have knowledge.


                                  ARTICLE 21

                      INVALIDITY OF PARTICULAR PROVISIONS
                      -----------------------------------

              Section 21.01   If any term or provision of this Lease or the
              -------------
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each other term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


                                  ARTICLE 22

                                    NOTICES
                                    -------

              Section 22.01   All notices, demands, approvals, requests,
              -------------
statements and directives (hereinafter collectively called "notices"), permitted
                                                            -------
or required under this Lease, shall be in writing. All such notices, shall be deemed to have been properly given if sent by United States certified or registered mail, return receipt requested, postage prepaid, addressed as hereinafter provided. All such notices mailed to Landlord shall be addressed to Landlord at the address first above written, Attention: President, with a copy to Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, Attention: James Alterbaum, Esq., or at such other address as Landlord may from time to time designate by written notice to Tenant. All such notices mailed to Tenant shall be addressed to Tenant at the Demised Premises or its address first above written or at such other address as Tenant may from time to time designate by written notice to Landlord, with a copy to Haythe & Curley, 237 Park Avenue, New York, New York 10017-3142, Attention: Adam Veltri, Esq.

              Section 22.02   Notices which shall be sent by registered or
              -----------
certified mail to Landlord and Tenant in the manner aforesaid, shall be deemed sufficiently given for all purposes hereunder on the second day following the date such notice shall be mailed by United States certified or registered mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government within the continental United States.

              Section 22.03   All payments required to be made hereunder by
              -------------
either party to the other shall be made to the address designated from time to time by Landlord and Tenant.


                                  ARTICLE 23

              CONDITION OF AND TITLE TO PROPERTY: QUIET ENJOYMENT
              ---------------------------------------------------

              Section 23.01   Tenant represents and agrees that the Demised
              -------------
Premises, the Building, the Property, the title thereto, the sidewalks and structures adjoining the same, any subsurface conditions thereof, and the present uses and nonuses thereof, have been examined by Tenant and that Tenant accepts the same in the condition or state in which they or any of them now are or in which they will be at the commencement of the term of this Lease, and except as otherwise provided herein, without representation or warranty, express or implied, in fact or by law, by Landlord and without recourse to Landlord, as to the title thereto, the conformity to or compliance with any Governmental Regulations (as hereinafter defined), the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put and except as otherwise provided herein, Landlord shall have no liability whatsoever in respect of the condition of the Demised Premises, the Building, the Property or any part thereof. Landlord shall not be liable for any failure of water supply, gas or electric current, nor for any injury or damage to person or property caused by or resulting from gasoline, oil, steam, gas, electricity, or hurricane, tornado, flood, wind or similar storms or disturbances, or water, rain or snow which may leak or flow from the street, sewer, gas mains or subsurface area of from any part of the Building or buildings, or leakage of gasoline or oil form pipes, appliances, sewer or plumbing works therein, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody, or caused by operations by or of any public or quasi-public work.

              Section 23.02   Landlord covenants and agrees that Tenant, upon
              -------------
paying the Rent and all additional rent, Impositions and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be observed and kept, shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease, all covenants, easements, restrictions, agreements and encumbrances of record and all laws, ordinances, regulations, orders and requirements of all federal, state, municipal or other governmental authorities now or hereafter in existence ("Governmental
                                                         ------------
Regulations").
-----------

              Section 23.03   In case Landlord shall convey the Property, all
              -------------
liabilities and obligations on the part of Landlord under this Lease accruing after such conveyance shall terminate upon such conveyance, and thereupon, all such liabilities and obligations shall, subject to the provisions of Article 29 hereof, be binding upon the grantee. Any funds held by Landlord under this Lease in which Tenant has an interest shall be turned over to such grantee simultaneously with any conveyance by Landlord.


                                  ARTICLE 24

                                  ARBITRATION
                                  -----------

              Section 24.01   In any case in which it is provided by the terms
              -------------
of this Lease that any matter shall be determined by arbitration, such arbitration shall be conducted in New York City by a three-member panel in accordance with the rules then obtaining of the American Arbitration Association, and shall be a condition precedent to any court action or proceeding brought by either party relating to such matter. Judgment upon the award or determination rendered in such arbitration may be entered in any court having jurisdiction thereof.

                                  ARTICLE 25

                   LANDLORD NOT LIABLE FOR INJURY OR DAMAGE
                   ----------------------------------------

              Section 25.01   Tenant is and shall be in exclusive control and
              -------------
possession of the Demised Premises as provided herein, and Landlord shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on or about the Demised Premises, nor for any injury or damage to any property of Tenant, or of any other person contained therein, except in the case of Landlord's gross negligence or willful misconduct. The provisions hereof permitting Landlord to enter and inspect the Demised Premises are made for the purpose of enabling Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Tenant shall fail to do and no obligation exists on the part of Landlord to enter or inspect the Demised Premises or upon such inspection, to cause the remedying of any condition contained therein.


                                  ARTICLE 26

                               NO RENT ABATEMENT
                               -----------------

              Section 26.01.  No abatement, diminution or reduction of Rent,
              -------------
Impositions, additional rent, charges or other compensation shall be claimed by or allowed to Tenant, or any persons claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to the Building, by virtue or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or by virtue or arising from, and during, the restoration of the Building after the destruction or damage thereof by fire or other cause or the taking or condemnation of a portion only of the Building (except as provided in Article 16) or arising from any other cause or reason.


                                  ARTICLE 27

                                    SHORING
                                    -------

              Section 27.01   In the event that an excavation shall be made for
              -------------
building or other purposes upon land (including land in the bed of a street) adjacent to the Property or shall be contemplated to be so made, Tenant shall afford to the person or persons causing or authorized to cause such excavation a license to enter upon the Demised Premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures of the Demised Premises from injury or damage and to support the same by proper foundations.


                                  ARTICLE 28

                          ENVIRONMENTAL REQUIREMENTS
                          --------------------------

              Section 28.01   Tenant shall, at Tenant's own expense, comply with
              -------------
any now and hereafter enacted environmental cleanup responsibility laws affecting Tenant's operation at the Property ("Cleanup Laws"). In connection
                                               ------------
therewith, Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of the appropriate governmental authority (the "Authority") under such Cleanup Laws. Should the
                             ---------
Authority determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills, deposits, releases or discharges of hazardous substances or wastes at the Property by Tenant or its employees, agents or contractors which occur during the term of this Lease, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances and carry out the approved plans. At no expense to Landlord, Tenant shall promptly provide all information requested by Landlord for preparation of affidavits or other documents required by Landlord to determine the applicability of the Cleanup Laws to the Property, and shall sign the affidavits promptly when requested to do so by Landlord. Tenant shall indemnify, defend, and hold harmless Landlord from all fines, suits, procedures, claims, and actions of any kind arising out of or in any way connected with any spills, releases, deposits or discharges of hazardous substances or wastes at the Property by Tenant or its employees, agents or contractors that occur during the term of this Lease; and from all fines, suits, procedures, claims, and actions of any kind arising out of Tenant's failure to provide all information, make all submissions, and take all steps required by the Authority under the Cleanup Laws or any other environmental law applicable to such matters. Tenant's obligations and liabilities under this Article shall survive the termination of this Lease and shall continue so long as Landlord remains responsible for any spills, releases, deposits or discharges of hazardous substances or wastes at the Property that occur during the term of this Lease. Tenant's failure to abide by the terms of this Article shall be restrainable by injunction.

              Section 28.02   Tenant shall promptly supply Landlord with any
              -------------
notices, correspondence, and submissions made by Tenant to appropriate governmental authorities of the State of New Jersey, the United States Environmental Protection Agency ("EPA"), the United States Occupational Safety
                                  ---
and Health Administration ("OSHA"), or any other local, state, or federal
                            ----
authority that requires submission of any information concerning environmental matters or hazardous wastes or substances.

              Section 28.03   Tenant shall permit Landlord and Landlord's
              -------------
agents, servants, and employees, including but not limited to legal counsel, environmental consultants, and engineers, access to the Demised Premises for the purposes of environmental inspections and sampling during regular business hours, or during other hours either by agreement of the parties or in the event of any environmental emergency. Tenant shall not restrict access to any part of the Demised Premises, and Tenant shall not impose any conditions to access. If Landlord's environmental inspection shall include sampling and testing of the Demised Premises, Landlord shall use its best efforts to avoid interfering with Tenant's use of the Demised Premises, and upon completion of sampling and testing shall repair and restore the affected areas of the Demised Premises from any damage caused by the sampling and testing.

              Section 28.04
              -------------

                    (a) Prior to the termination of the Lease term Tenant shall, at Landlord's option, hire a consultant satisfactory to Landlord to undertake sampling at the Property at potential spill location, if any, sufficient to determine whether or not Tenant's operations have resulted in a spill, release, deposit or discharge of a hazardous substance or waste at or around the Property. Such sampling shall be undertaken only if potential areas of environmental concern are identified by the consultant. Tenant's sampling shall, at a minimum, establish the integrity of all underground storage tanks, if any, at the Property. Should the sampling reveal any spill, release, deposit or discharge of a hazardous substance or waste emanating from Tenant's operations, then Tenant shall, at Tenant's expense, promptly clean up the Property to the satisfaction of Landlord and any applicable Authority.

                    (b) If Tenant fails to clean up the Property pursuant to subparagraph (a) above, prior to the expiration or earlier termination of the Lease term, then upon the expiration or earlier termination of the Lease term Landlord shall have the option either to consider the Lease as having ended or to treat Tenant as a holdover tenant in possession of the Demised Premises. If Landlord considers the Lease as having ended, then Tenant shall nevertheless be obligated to promptly fulfill the obligations set forth in subparagraph (a) above. If Landlord treats Tenant as a holdover tenant in possession of the Demised Premises, then Tenant shall monthly pay to Landlord one and one-half the regular and additional monthly rent which Tenant would otherwise have paid, until such time as Tenant fulfills its obligations under subparagraph (a) above, and during the holdover period all of the terms of this Lease shall remain in full force and effect, with the exception of Article 31, which Article shall be deemed deleted.

                    (c) Tenant represents and warrants to Landlord that Tenant intends to use the Demised Premises solely and only for the purposes herein permitted, which operations have the following Standard Industrial Classification ("S.I.C.") numbers as defined by the most recent edition of the
                 -----
Standard Industrial Classification Manual published by the Federal Executive Office of the President, Office of Management and Budget: 5137. Tenant's use of the Demised Premises shall be restricted to the classifications set forth above unless Tenant obtains Landlord's prior written consent to any change in use of the Demised Premises. Prior to the commencement date of Tenant's Lease term, Tenant shall supply to Landlord an affidavit of an officer of Tenant ("Officer's
                                                                       ---------
Affidavit") setting forth Tenant's S.I.C. numbers and a detailed description of
---------
the operations and processes Tenant will undertake at the Demised Premises, organized in the form of a narrative report including a description and quantification of hazardous substances and wastes to be generated, manufactured, refined, transported, treated, stored, handled, or disposed of at the Demised Premises. Following the commencement of the Lease term, Tenant shall notify Landlord by way of Officer's Affidavit as to any changes in Tenant's operation, S.I.C. number, or use or generation of hazardous substances and wastes, by way of a supplemental Officer's Affidavit. Tenant shall not commence or alter any operations at the Demised Premises prior to (i) obtaining all required operating and discharge permits or approvals from all governmental or public authorities having jurisdiction over Tenant's operations or the Demised Premises; and (ii) providing copies of permits or approvals to Landlord.

          (d) Tenant shall indemnify, defend, and hold harmless Landlord from and against all claims, liabilities, losses, damages, and costs, foreseen or unforeseen, including without limitation counsel, engineering, and other professional or expert fees, which Landlord may incur by reason of Tenant's breach of Tenant's obligations under this Article.

          (e) Tenant shall promptly supply Landlord with copies of all notices, reports, correspondence, and submissions made by Tenant to the United States Occupational Safety and Health Administration, or any other local, state, or federal authority that requires the submission of any information concerning environmental matters or hazardous wastes or substances pursuant to laws including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)9601 et seq. and the regulations promulgated thereunder, and the Resource Conservation and Recovery Act, 42 U.S.C. (S)6901 et seq. and the regulations promulgated thereunder.

          (f) Tenant shall promptly notify Landlord as to any liens threatened or attached against the Property pursuant to any environmental law that are due or related to Tenant's operation at the Property or Tenant's action or nonaction with regard to Tenant's obligations under this Article. If such a lien is filed against the Property, then Tenant shall, within thirty days from the date that the lien is placed against the Property, and at any rate prior to the date any governmental authority commences proceedings to sell the Property pursuant to the lien, either: (a) pay the claim and remove the lien from the Property; or
(b) furnish (i) a bond satisfactory to Landlord in the amount of the claim out of which the lien arises, (ii) a cash deposit in the amount of the claim out of which the lien arises, or (iii) other security satisfactory to Landlord in an amount sufficient to discharge the claim out of which the lien arises.


                                  ARTICLE 29

                      LIMITATION ON LANDLORD'S LIABILITY
                      ----------------------------------

              Section 29.01   Tenant hereby agrees that the promises and
              -------------
obligations of Landlord contained herein are made for the sole purpose of establishing the existence of said promises and obligations, Tenant's source of satisfaction of said promises and obligations in the event of Landlord's breach thereof being limited to Landlord's interest in the Demised Premises, the rents, issues and profits therefrom, the fixtures and equipment contained in the Demised Premises belonging to Landlord and the rights of Landlord in condemnation awards and insurance proceeds and policies, all as described herein, and Tenant agrees it shall not seek to enforce out of any other assets of Landlord any judgment for any sum of money which is or may be payable hereunder.

                                  ARTICLE 30

                                   BROKERAGE
                                   ---------

              Section 30.01   Tenant and Landlord each warrants and represents
              -------------
to the other that no real estate agent, broker, salesperson, or any other person, firm or corporation has acted on behalf of it or will be entitled to any brokerage commission, finder's fee or other compensation in connection with the consummation of this Lease or the Demised Premises. Tenant and Landlord each agrees to indemnify and hold the other harmless from and against any and all loss, costs, damage, claim, expense (including, without limitation, reasonable attorneys' fees) and liability which the other may sustain or which may be asserted against the other by reason of a claim for a brokerage commission, finder's fee or other compensation made by any person, firm or corporation with whom Tenant or Landlord, as applicable, has dealt in connection with this Lease or the Demised Premises.


                                  ARTICLE 31

                                OPTION TO RENEW
                                ---------------

              Section 31.01   Tenant at its option may renew the term of this
              -------------
Lease for an additional term of five (5) years, by serving written notice of the exercise thereof upon Landlord no later than six (6) months prior to the expiration of the initial term (time being of the essence); provided, however, that Tenant's option to renew shall be deemed ipso facto deleted and null and void and the renewal of the term of this Lease shall be and become null and void automatically without the need for any further action notwithstanding the exercise or attempted exercise of such renewal option by Tenant if this Lease shall not be in full force and effect, or any Event of Default shall exist on the last day of the initial term hereof or the date upon which Tenant exercises such renewal option. If the term of this Lease is renewed as provided above, such renewal shall be upon all the same terms, covenants and conditions as herein provided, insofar as then in force and applicable to such renewal term (including all provisions as to the payment of Impositions and additional rent), except that the Rent shall be as provided in Section 31.02 and except that such renewal shall not contain a provision for a further renewal.

              Section 31.02   During the renewal term, the Rent shall be
              -------------
computed at the annual rate of Four Hundred Sixty-five Thousand Seven Hundred forty-five and 00/100 ($465,745.00) Dollars, and shall be paid by Tenant in accordance with the terms and conditions of Article 2 in equal monthly installments of Thirty-eight Thousand Eight Hundred Twelve and 08/100 ($38,812.08) Dollars.


                                  ARTICLE 32

                  CHARGES PAYABLE BY CREATIVE RETAILERS, INC.
                  -------------------------------------------

              Section 32.01   Creative Retailers, Inc. shall pay Tenant Three
              -------------
Thousand Eight Hundred Sixty-one and 00/100 ($3,861.00) Dollars per annum in consideration of the Reimbursable Impositions, the premiums for the insurance policies described in Section 5.01, the costs and expenses associated with Tenant's maintenance and repair obligations described in Section 7.01(a) and Tenant's compliance with laws obligations described in Section 8.01, and all other costs and expenses payable by Tenant in connection with the operation of the Property. Such payment shall be paid annually in advance on the first day of each January during the term of this Lease.


                                  ARTICLE 33

                                 MISCELLANEOUS
                                 -------------

              Section 33.01   Landlord and Tenant, so far as permitted by law,
              -------------
waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of said premises, or any claim of injury or damage.

              Section 33.02   The captions of this Lease and any index preceding
              -------------
this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease.

              Section 33.03   All terms and words used in this Lease regardless
              -------------
of the number and gender in which they are used shall be deemed and construed to include any other number, and any other gender, masculine, feminine, or neuter, as the context or sense of this Lease or any Article, Section, paragraph or clause herein may require, with the same effect as if such numbers and words had been fully properly written in the required number and gender.

              Section 33.04   This Lease contains the entire agreement between
              -------------
the parties and cannot be changed, modified or terminated orally, but only by an instrument in writing executed by Landlord and Tenant.

              Section 33.05   This Lease may be executed in several
              -------------
counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

              Section 33.06   The covenants and agreements herein contained
              -------------
shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns, except as otherwise provided herein.

              Section 33.07   Landlord hereby consents to any collateral
              -------------
assignment for security by Tenant of its rights and benefits under this Lease to any existing or future lender of Tenant or, if any, of Tenant's affiliates. Landlord agrees to execute and deliver simultaneously with the execution and delivery of this Lease a Landlord's Waiver of Lien and Right of Access as to Tenant's personal property from time to time located at the Demised Premises in favor of Tenant's lender in the form attached hereto as Exhibit C.
                                                        ---------

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and sealed the day and year first above written.


                                        LANDLORD:

                                        80 CARTER DRIVE ASSOCIATES


                                        By: /s/ Leonard Schneder
                                           -------------------------------

                                        Title: GENERAL PARTNER
                                               ---------------------------


                                        TENANT

                                        JERI-JO KNITWEAR INC.
                                        f/k/a JJ Acquisition Corp.


                                        By:/s/ Amanda J. Bokman
                                           -------------------------------

                                        Title: VICE PRESIDENT
                                              ---------------------------

AGREED AND CONSENTED TO
WITH RESPECT TO ARTICLE 32:

CREATIVE RETAILERS, INC.



By: /s/ Leslie Schneider
    -------------------------------

Title: PRESIDENT
       ---------------------------

                                   EXHIBIT A
                                   ---------
                              (legal description)


The Project consists of the approximately 101,000 square foot industrial building situated at 80 Carter Drive, Edison, New Jersey and the tract of land underlying said building described in greater detail below:

Said Property is described in accordance with the survey of Goodman, Allgair & Scott dated September 18, 1984 as follows:

BEGINNING at a point in the Northerly sideline of Carter Drive (60 feet wide), said point being distant S 67 45' 7" W 539.89 feet from the intersection of said Northerly line of Carter Drive with the Westerly line of Talmadge Road and from said beginning point running thence:

(1) South 61 - 30' - 13" West, along the Northerly line of Carter Drive, 607.00 feet to a point and running thence;

(2)  North 28 - 29' - 47" West, 154.91 feet to a point and running thence;

(3)  North 21 - 01' - 02" West, 248.73 feet to a point and running thence;

(4)  North 68 - 58' - 52" East, 622.00 feet to a point and running thence;

(5) South 21 - 01' - 02" East, 323.34 feet to a point, said being the true point and place of BEGINNING.

                                   EXHIBIT B
                                   ---------
                           (cross default documents)

          1. the Agreement of Purchase and Sale, dated as of April 15, 1998, among Jeri-Jo Knitwear Inc., Jamie Scott, Inc., the Stockholders of Jamie Scott, Inc., JJ Acquisition Corp. and Norton McNaughton, Inc., as amended by two letter agreements, dated respectively May 27, 1998 and June 18, 1998, among such parties.

          2. the Employment Agreement, dated June 18, 1998, between JJ Acquisition Corp. and Susan Schneider.

          3. the Employment Agreement, dated June 18, 1998, between JJ Acquisition Corp. and Leslie Schneider.

          4. the Employment Agreement, dated June 18, 1998, between JJ Acquisition Corp. and Scott Schneider.

          5. the Guaranty, dated April 15, 1998, made by Norton McNaughton, Inc., re: above-referenced Agreement of Purchase and Sale and Employment Agreements.

          6. the Guaranty of Lease, dated June 18, 1998, made by Naughton McNaughton, Inc.

                                   EXHIBIT C
                                   ---------
                (Landlord's Waiver of Lien and Right of Access)

                                     -30-